EXHIBIT 99.1

                  SECTION 906 CERTIFICATION OF PRESIDENT


                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Quarterly Report of Triad Industries, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Linda Bryson, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1.) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 14, 2003                              By: /s/ Linda Bryson
                                                           -------------------
                                                           Linda Bryson
                                                           President